CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statements on Form S-8 of our report dated February 19, 1999 and March 26, 1999 as to
Note 5, with respect to the financial statements of Leak-X Environmental Corporation included in its annual report on Form 10-KSB for the year ended December 31, 1998.



                                              /s/ Radin, Glass & Co., LLP
                                              Certified Public Accountants



New York, New York
March 30, 1999